FBR Securitization Trust 2005-2
Disclaimer
COMPUTATIONAL MATERIALS
This presentation contains tables and other statistical analyses (the “Computational Materials”). These Computational Materials have been prepared by Friedman, Billings, Ramsey & Co., Inc. (“FBR”) in reliance upon information furnished by the issuer of the securities and its affiliates. These Computational Materials are furnished to you solely by FBR and not by the issuer of the securities. They may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.
Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials’ accuracy, appropriateness or completeness in any particular context. In addition, no assurance can be given as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.
Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall.
If the Computational Materials were generated using a hypothetical group of mortgage loans, the specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. If these Computational Materials are based only on a statistical pool of mortgage loans expected to be included in the trust along with other mortgage loans on the closing date, the specific characteristics of these securities also may differ from those shown in the Computational Materials. A statistical pool may not necessarily represent a statistically relevant population, notwithstanding any contrary references herein. Although FBR believes the information with respect to the statistical pool will be representative of the final pool of mortgage loans, the collateral characteristics of the final pool may nonetheless vary from the collateral characteristics of the statistical pool. Certain mortgage loans contained in a statistical pool or the actual pool may be deleted from the final pool of mortgage loans delivered to the trust on the closing date.
The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither FBR nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

FBRSI 2005-2
Friedman Billings Ramsey

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Originator	Loans	Balance	Balance	Coupon	Score	LTV

Resmae	187	47,269,996.42	100.00	7.400	621	88.07

Total:	187	47,269,996.42	100.00	7.400	621	88.07

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Mortgage Rate (%)	Loans	Balance	Balance	Coupon	Score	LTV

5.001 - 5.500	1	411,000.00	0.87	5.380	708	81.39
5.501 - 6.000	4	1,328,066.96	2.81	5.933	682	87.36
6.001 - 6.500	15	4,672,402.39	9.88	6.382	651	87.56
6.501 - 7.000	46	13,062,470.16	27.63	6.850	626	87.81
7.001 - 7.500	30	8,214,596.59	17.38	7.277	639	88.78
7.501 - 8.000	41	9,342,296.01	19.76	7.760	608	87.98
8.001 - 8.500	23	5,261,564.98	11.13	8.295	595	88.87
8.501 - 9.000	19	4,055,366.71	8.58	8.758	591	88.81
9.001 - 9.500	3	279,582.85	0.59	9.392	566	85.00
9.501 - 10.000	5	642,649.77	1.36	9.849	523	84.98

Total:	187	47,269,996.42	100.00	7.400	621	88.07

Min: 5.380
Max: 9.990
Weighted Average: 7.400

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Current Balance ($)	Loans	Balance	Balance	Coupon	Score	LTV

50,000.01 - 100,000.00	13	1,097,592.48	2.32	8.204	586	87.24
100,000.01 - 150,000.00	30	3,787,632.67	8.01	8.125	608	88.11
150,000.01 - 200,000.00	26	4,536,564.89	9.60	7.514	620	87.55
200,000.01 - 250,000.00	33	7,365,161.21	15.58	7.516	613	88.65
250,000.01 - 300,000.00	21	5,774,033.42	12.22	7.447	605	88.46
300,000.01 - 350,000.00	22	6,990,671.44	14.79	7.401	632	88.78
350,000.01 - 400,000.00	20	7,504,958.46	15.88	7.273	630	87.89
400,000.01 - 450,000.00	11	4,594,802.90	9.72	7.042	637	86.60
450,000.01 - 500,000.00	5	2,348,000.00	4.97	6.981	651	90.07
500,000.01 - 550,000.00	4	2,085,502.25	4.41	6.918	632	88.76
550,000.01 - 600,000.00	2	1,185,076.70	2.51	6.805	566	82.65

Total:	187	47,269,996.42	100.00	7.400	621	88.07

Min: $62,386.08
Max: $599,500.00
Average: $252,780.73

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Loan Type	Loans	Balance	Balance	Coupon	Score	LTV

ARM 2/28 — IO	74	21,864,723.07	46.25	7.299	636	88.20
ARM 2/28	89	20,039,021.55	42.39	7.580	598	87.87
Fixed 30 yr	16	3,501,067.73	7.41	7.179	654	87.39
ARM 3/27 - IO	3	775,500.00	1.64	6.563	624	91.85
Fixed 30 yr — IO	2	547,000.00	1.16	7.527	661	88.29
ARM 3/27	3	542,684.07	1.15	7.313	619	88.78

Total:	187	47,269,996.42	100.00	7.400	621	88.07

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

FBRSI 2005-2
Friedman Billings Ramsey

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Rate Type	Loans	Balance	Balance	Coupon	Score	LTV

Adjustable	169	43,221,928.69	91.44	7.416	618	88.12
Fixed	18	4,048,067.73	8.56	7.226	655	87.51

Total:	187	47,269,996.42	100.00	7.400	621	88.07

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Seasoning (Months)	Loans	Balance	Balance	Coupon	Score	LTV

2	153	38,669,506.89	81.81	7.449	619	88.15
3	34	8,600,489.53	18.19	7.179	632	87.69

Total:	187	47,269,996.42	100.00	7.400	621	88.07

Min: 2
Max: 3
Weighted Average: 2

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Lien Position	Loans	Balance	Balance	Coupon	Score	LTV

1	187	47,269,996.42	100.00	7.400	621	88.07

Total:	187	47,269,996.42	100.00	7.400	621	88.07

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Original LTV (%)	Loans	Balance	Balance	Coupon	Score	LTV

80.01 - 85.00	70	17,414,331.13	36.84	7.386	606	84.43
85.01 - 90.00	105	27,081,621.77	57.29	7.406	629	89.74
90.01 - 95.00	12	2,774,043.52	5.87	7.418	639	94.56

Total:	187	47,269,996.42	100.00	7.400	621	88.07

Min: 80.65
Max: 95.00
Weighted Average: 88.07

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

FBRSI 2005-2
Friedman Billings Ramsey

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
FICO Score	Loans	Balance	Balance	Coupon	Score	LTV

500 - 524	8	1,130,627.29	2.39	9.020	512	85.96
525 - 549	7	1,400,361.83	2.96	7.838	537	86.13
550 - 574	30	7,271,313.35	15.38	7.602	562	86.10
575 - 599	34	8,885,453.69	18.80	7.746	587	88.58
600 - 624	31	7,843,405.20	16.59	7.307	612	88.61
625 - 649	28	7,837,506.90	16.58	7.386	638	88.59
650 - 674	20	4,723,561.16	9.99	7.187	664	88.48
675 - 699	14	3,461,087.77	7.32	6.694	686	88.75
700 - 724	10	3,058,546.83	6.47	6.615	710	88.85
725 - 749	3	980,432.40	2.07	7.639	733	86.58
775 - 799	2	677,700.00	1.43	6.578	785	90.00

Total:	187	47,269,996.42	100.00	7.400	621	88.07

Min: 503
Max: 785
NZ Weighted Average: 621

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Use of Proceeds	Loans	Balance	Balance	Coupon	Score	LTV

Cashout Refinance	108	29,145,216.98	61.66	7.215	614	87.52
Purchase	68	16,128,495.93	34.12	7.748	637	89.26
Rate/Term Refinance	11	1,996,283.51	4.22	7.281	603	86.54

Total:	187	47,269,996.42	100.00	7.400	621	88.07

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Property Type	Loans	Balance	Balance	Coupon	Score	LTV

Single Family	135	34,658,632.23	73.32	7.372	618	87.83
PUD	24	5,659,797.26	11.97	7.665	632	88.71
Condo	19	4,147,032.00	8.77	7.517	612	89.79
3-4 Family	5	1,890,004.48	4.00	7.160	653	88.22
Duplex	4	914,530.45	1.93	6.782	652	85.07

Total:	187	47,269,996.42	100.00	7.400	621	88.07

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Documentation Type	Loans	Balance	Balance	Coupon	Score	LTV

Stated	91	23,788,718.55	50.33	7.601	633	87.91
Full	94	22,894,777.87	48.43	7.191	609	88.31
Limited	2	586,500.00	1.24	7.370	604	85.00

Total:	187	47,269,996.42	100.00	7.400	621	88.07

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

FBRSI 2005-2
Friedman Billings Ramsey

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Occupancy Type	Loans	Balance	Balance	Coupon	Score	LTV

Owner Occupied	164	41,869,727.81	88.58	7.365	617	88.07
Non-Owner Occupied	16	3,636,167.04	7.69	7.679	649	87.32
Second Home	7	1,764,101.57	3.73	7.645	670	89.59

Total:	187	47,269,996.42	100.00	7.400	621	88.07

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Geographic Distribution	Loans	Balance	Balance	Coupon	Score	LTV

Arizona	5	702,341.64	1.49	7.239	609	87.05
California	82	27,049,680.40	57.22	7.164	625	87.94
Colorado	4	872,750.34	1.85	6.990	592	87.39
Connecticut	1	220,220.39	0.47	8.295	513	90.00
Florida	27	5,512,800.00	11.66	7.723	613	88.69
Hawaii	1	429,249.84	0.91	7.990	577	85.00
Illinois	22	4,153,667.21	8.79	7.728	615	87.85
Louisiana	2	350,413.17	0.74	8.640	670	88.37
Michigan	1	263,162.43	0.56	8.245	543	85.00
Minnesota	5	873,974.79	1.85	7.682	622	86.78
Missouri	7	1,079,833.98	2.28	8.436	596	90.00
Nevada	9	2,382,842.00	5.04	7.580	647	90.18
Oklahoma	1	62,386.08	0.13	7.725	574	85.00
Oregon	1	319,493.74	0.68	7.195	648	84.21
Texas	15	2,336,510.96	4.94	7.643	627	87.14
Utah	1	204,250.00	0.43	7.375	656	95.00
Washington	2	322,246.08	0.68	7.305	618	89.59
Wisconsin	1	134,173.37	0.28	9.720	551	85.00

Total:	187	47,269,996.42	100.00	7.400	621	88.07

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Prepayment Penalty Term (Months)	Loans	Balance	Balance	Coupon	Score	LTV

0	36	6,743,094.19	14.27	7.883	623	88.20
12	11	3,700,903.20	7.83	7.381	657	89.20
24	118	31,931,977.04	67.55	7.347	613	87.91
36	22	4,894,021.99	10.35	7.090	648	88.10

Total:	187	47,269,996.42	100.00	7.400	621	88.07

Loans with Penalty: 85.73

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

FBRSI 2005-2
Friedman Billings Ramsey

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Margin (%) - ARM Only	Loans	Balance	Balance	Coupon	Score	LTV

3.501 - 4.000	3	442,140.56	1.02	7.160	616	87.47
4.001 - 4.500	3	444,430.36	1.03	7.361	603	89.50
4.501 - 5.000	1	477,000.00	1.10	7.250	706	90.00
5.501 - 6.000	131	33,467,059.60	77.43	7.418	623	88.23
6.001 - 6.500	24	6,860,552.84	15.87	7.439	597	87.23
6.501 - 7.000	7	1,530,745.33	3.54	7.412	581	88.85

Total:	169	43,221,928.69	100.00	7.416	618	88.12

Min: 4.000
Max: 6.625
Weighted Average (>0): 6.012

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
Maximum Mortgage Rate (%)	Mortgage	Principal	Principal	Gross	Credit	Original
ARM Only	Loans	Balance	Balance	Coupon	Score	LTV

11.501 - 12.000	3	1,014,566.96	2.35	5.990	685	85.00
12.001 - 12.500	7	2,119,952.94	4.90	6.153	654	87.10
12.501 - 13.000	16	4,257,583.17	9.85	6.762	599	87.69
13.001 - 13.500	17	5,181,381.90	11.99	6.948	627	86.81
13.501 - 14.000	49	12,386,012.14	28.66	7.160	622	88.33
14.001 - 14.500	30	7,129,126.72	16.49	7.713	620	90.04
14.501 - 15.000	28	6,941,401.39	16.06	8.122	611	88.21
15.001 - 15.500	8	2,096,198.70	4.85	8.329	603	88.06
15.501 - 16.000	11	2,095,704.77	4.85	9.116	574	86.78

Total:	169	43,221,928.69	100.00	7.416	618	88.12

Min: 11.990
Max: 15.990
Weighted Average (>0): 13.940

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
Minimum Mortgage Rate (%)	Mortgage	Principal	Principal	Gross	Credit	Original
ARM Only	Loans	Balance	Balance	Coupon	Score	LTV

5.001 - 5.500	1	411,000.00	0.95	5.380	708	81.39
5.501 - 6.000	4	1,328,066.96	3.07	5.933	682	87.36
6.001 - 6.500	11	3,632,602.94	8.40	6.395	648	87.37
6.501 - 7.000	42	12,003,420.96	27.77	6.839	624	87.94
7.001 - 7.500	27	7,379,781.90	17.07	7.266	632	89.05
7.501 - 8.000	37	8,665,764.03	20.05	7.757	607	87.86
8.001 - 8.500	22	5,025,617.32	11.63	8.297	591	88.82
8.501 - 9.000	19	4,055,366.71	9.38	8.758	591	88.81
9.001 - 9.500	1	77,658.10	0.18	9.450	516	85.00
9.501 - 10.000	5	642,649.77	1.49	9.849	523	84.98

Total:	169	43,221,928.69	100.00	7.416	618	88.12

Min: 5.380
Max: 9.990
Weighted Average (>0): 7.416

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

FBRSI 2005-2
Friedman Billings Ramsey

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
Initial Rate Cap (%)	Mortgage	Principal	Principal	Gross	Credit	Original
ARM Only	Loans	Balance	Balance	Coupon	Score	LTV

1.000	92	20,581,705.62	47.62	7.572	599	87.90
1.500	77	22,640,223.07	52.38	7.274	636	88.32

Total:	169	43,221,928.69	100.00	7.416	618	88.12

Min: 1.000
Max: 1.500
Weighted Average (>0): 1.262

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
Subsequent Rate Cap (%)	Mortgage	Principal	Principal	Gross	Credit	Original
ARM Only	Loans	Balance	Balance	Coupon	Score	LTV

1.000	169	43,221,928.69	100.00	7.416	618	88.12

Total:	169	43,221,928.69	100.00	7.416	618	88.12

Min: 1.000
Max: 1.000
Weighted Average (>0): 1.000

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
MI Coverage	Loans	Balance	Balance	Coupon	Score	LTV

Coverage	187	47,269,996.42	100.00	7.400	621	88.07

Total:	187	47,269,996.42	100.00	7.400	621	88.07

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.